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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-44117 and No. 333-62936) of Mac-Gray Corporation of our report dated February 19, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS